                                                                   EX-99.(h)(1)
                                  Appendix A

               WELLS FARGO FUNDS TRUST ADMINISTRATION AGREEMENT

                           Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

                          Fees for Multi-Class Funds

Multi-Class Non-Money             Fund-Level Admin. Class Level
Market Funds and Classes                Fee         Admin. Fee  Total Admin. Fee
------------------------          ----------------- ----------- ----------------
Class A, Class B, Class C, Class  First   5B  0.05%    0.28%    First  5B  0.33%
D and Advisor Class Shares        Next    5B  0.04%             Next   5B  0.32%
                                  Over    10B 0.03%             Over   10B 0.31%

Administrator Class Shares        First   5B  0.05%    0.10%    First  5B  0.15%
                                  Next    5B  0.04%             Next   5B  0.14%
                                  Over    10B 0.03%             Over   10B 0.13%

Institutional Class Shares        First   5B  0.05%    0.08%    First  5B  0.13%
                                  Next    5B  0.04%             Next   5B  0.12%
                                  Over    10B 0.03%             Over   10B 0.11%

Investor Class and Class Z        First   5B  0.05%    0.45%    First  5B  0.50%
Shares/1/                         Next    5B  0.04%             Next   5B  0.49%
                                  Over    10B 0.03%             Over   10B 0.48%

Multi-Class Non-Money            Fund-Level Admin. Class Level
Market Funds and Classes               Fee         Admin. Fee  Total Admin. Fee
------------------------         ----------------- ----------- ----------------
Class A, Class B and Class C     First   5B  0.05%    0.22%    First  5B  0.27%
Shares                           Next    5B  0.04%             Next   5B  0.26%
                                 Over    10B 0.03%             Over   10B 0.25%

Service Class Shares             First   5B  0.05%    0.12%    First  5B  0.17%
                                 Next    5B  0.04%             Next   5B  0.16%
                                 Over    10B 0.03%             Over   10B 0.15%

Administrator Class Shares       First   5B  0.05%    0.10%    First  5B  0.15%
                                 Next    5B  0.04%             Next   5B  0.14%
                                 Over    10B 0.03%             Over   10B 0.13%

Institutional Class Shares       First   5B  0.05%    0.08%    First  5B  0.13%
                                 Next    5B  0.04%             Next   5B  0.12%
                                 Over    10B 0.03%             Over   10B 0.11%

Investor Class and Class Z       First   5B  0.05%    0.39%    First  5B  0.44%
Shares/1/                        Next    5B  0.04%             Next   5B  0.43%
                                 Over    10B 0.03%             Over   10B 0.42%

Select Class Shares              First   5B  0.05%    0.04%    First  5B  0.09%
                                 Next    5B  0.04%             Next   5B  0.08%
                                 Over    10B 0.03%             Over   10B 0.07%
--------
/1/ On March 30, 2007 the Board of Trustees approved a 0.05% reduction to the
    Investor and Z class-level fees. This reduction will become effective upon each Fund's annual prospectus update beginning July 1, 2007 through March 1, 2008. Please refer to Schedule A to Appendix A of the Agreement for specific fees and effective dates.

                          Fees for Single Class Funds

               Single Class
               Non-Money Market Funds              Total Admin. Fee
               ----------------------              ----------------
               Retail Class Shares                 First 5B  0.33%
                                                   Next 5B   0.32%
                                                   Over 10B  0.31%

               Administrator Class Shares          First 5B  0.15%
                                                   Next 5B   0.14%
                                                   Over 10B  0.13%

               Institutional Class Shares          First 5B  0.13%
                                                   Next 5B   0.12%
                                                   Over 10B  0.11%

               Investor Class Shares/2/            First 5B  0.50%
                                                   Next 5B   0.49%
                                                   Over 10B  0.48%

               Single Class
               Money Market Funds                  Total Admin. Fee
               ------------------                  ----------------
               Retail Class Shares                 First 5B  0.27%
                                                   Next 5B   0.26%
                                                   Over 10B  0.25%

               Service/Trust Class Shares          First 5B  0.17%
                                                   Next 5B   0.16%
                                                   Over 10B  0.15%

               Institutional Class Shares          First 5B  0.13%
                                                   Next 5B   0.12%
                                                   Over 10B  0.11%

               Investor Class Shares/2/            First 5B  0.44%
                                                   Next 5B   0.43%
                                                   Over 10B  0.42%
--------
/2/ On March 30, 2007 the Board of Trustees approved a 0.05% reduction to the Investor class fees. This reduction will become effective upon each Fund's annual prospectus update beginning July 1, 2007 through March 1, 2008. Please refer to Schedule A to Appendix A of the Agreement for specific fees and effective dates.

                           Schedule A to Appendix A

                           Administration Agreement

                            WELLS FARGO FUNDS TRUST
                                 List of Funds

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Aggressive Allocation Fund
   Administrator Class                                  0.15%   0.14%    0.13%

Asia Pacific Fund/3/
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Investor Class/4/                                    0.30%   0.29%    0.28%

Asset Allocation Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Balanced Fund
   Investor Class/5/                                    0.50%   0.49%    0.48%

C&B Large Cap Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class D                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

C&B Mid Cap Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class D                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

California Limited-Term Tax-Free Fund
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
--------
/3/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Asia Pacific Fund, which are expected to commence operations on or about July 31, 2007.
/4/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective February 1, 2008, the total administration fees for the Asia Pacific Fund Investor Class will increase as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/5/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective February 1, 2008, the total administration fees for the Balanced Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
California Tax-Free Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

California Tax-Free Money Market Fund
   Class A                                              0.27%   0.26%    0.25%
   Service Class                                        0.17%   0.16%    0.15%

California Tax-Free Money Market Trust                  0.17%   0.16%    0.15%

Capital Growth Fund/6/
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/7/                                    0.50%   0.49%    0.48%

Cash Investment Money Market Fund
   Service Class                                        0.17%   0.16%    0.15%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Select Class/8/                                      0.09%   0.08%    0.07%

Colorado Tax-Free Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Common Stock Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/9/                                           0.50%   0.49%    0.48%

Conservative Allocation Fund
   Administrator Class                                  0.15%   0.14%    0.13%

Corporate Bond Fund
   Advisor Class                                        0.33%   0.32%    0.31%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/10/                                   0.50%   0.49%    0.48%
--------
/6/   On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Capital Growth Fund, which are expected to commence operations on or about July 31, 2007.
/7/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective December 1, 2007, the total administration fees for the Capital Growth Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/8/ On November 8, 2006, the Board of Trustees approved the establishment of Select Class shares for the Cash Investment Money Market Fund, which is expected to commence operations on or about July 1, 2007.
/9/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Common Stock Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/10/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective October 1, 2007, the total administration fees for the Corporate Bond Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Discovery Fund/11/
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/12/                                   0.50%   0.49%    0.48%

Diversified Bond Fund
   Administrator Class                                  0.15%   0.14%    0.13%

Diversified Equity Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Diversified Small Cap Fund
   Administrator Class                                  0.15%   0.14%    0.13%

Dividend Income Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Investor Class/13/                                   0.42%   0.41%    0.40%

Emerging Growth Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Investor Class/14/                                   0.50%   0.49%    0.48%

Emerging Markets Focus Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Endeavor Large Cap Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%

Endeavor Select Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
--------
/11/  On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Discovery Fund, which are expected to commence operations on or about July 31, 2007.
/12/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Discovery Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/13/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective December 1, 2007, the total administration fees for the Dividend Income Fund Investor Class will increase as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/14/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective February 1, 2008, the total administration fees for the Emerging Growth Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Enterprise Fund
   Advisor Class                                        0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/15/                                   0.50%   0.49%    0.48%

Equity Income Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Equity Index Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%

Equity Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

Government Money Market Fund
   Class A                                              0.27%   0.26%    0.25%
   Administrator Class                                  0.15%   0.14%    0.13%
   Service Class                                        0.17%   0.16%    0.15%
   Institutional Class                                  0.13%   0.12%    0.11%

Government Securities Fund
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Advisor Class                                        0.33%   0.32%    0.31%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/16/                                   0.50%   0.49%    0.48%

Growth Balanced Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Growth Equity Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
--------
/15/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Enterprise Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/16/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective October 1, 2007, the total administration fees for the Government Securities Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Growth Fund
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Advisor Class                                        0.33%   0.32%    0.31%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/17/                                   0.50%   0.49%    0.48%

Growth and Income Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Advisor Class/18/                                    0.28%   0.27%    0.26%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/19/                                   0.45%   0.44%    0.43%

Heritage Money Market Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Select Class/20/                                     0.09%   0.08%    0.07%

High Income Fund
   Advisor Class/21/                                    0.28%   0.27%    0.26%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/22/                                   0.45%   0.44%    0.43%

High Yield Bond Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%

Income Plus Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
--------
/17/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective December 1, 2007, the total administration fees for the Growth Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/18/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective December 1, 2007, the total administration fees for the Growth and Income Fund Advisor Class will increase as follows: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.
/19/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the special fee reduction and approved a 0.05% reduction to the Growth and Income Fund Investor Class, thereby aligning the class-level fees with the other Funds. As a result, effective December 1, 2007, the total administration fees will remain as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/20/ On November 8, 2006, the Board of Trustees approved the establishment of Select Class shares for the Heritage Money Market Fund, which is expected to commence operations on or about July 1, 2007.
/21/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective October 1, 2007, the total administration fees for the High Income Fund Advisor Class will increase as follows: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.
/22/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the special fee reduction and approved a 0.05% reduction to the High Income Fund Investor Class, thereby aligning the class-level fees with the other Funds. As a result, effective October 1, 2007, the total administration fees will remain as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Index Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Investor Class/23/                                   0.50%   0.49%    0.48%

Inflation-Protected Bond Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Institutional Emerging Markets Fund
   Institutional Class                                  0.13%   0.12%    0.11%

Intermediate Government Income Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Intermediate Tax-Free Fund/24/
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Investor Class/25/                                   0.50%   0.49%    0.48%

International Core Fund/26/
   Class A                                              0.28%   0.27%    0.26%
   Class B                                              0.28%   0.27%    0.26%
   Class C                                              0.28%   0.27%    0.26%
   Administrator Class                                  0.15%   0.14%    0.13%

International Equity Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

International Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
--------
/23/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective February 1, 2008, the total administration fees for the Index Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/24/  On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Intermediate Tax-Free Fund, which are expected to commence operations on or about July 31, 2007.
/25/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective November 1, 2007, the total administration fees for the Intermediate Tax-Free Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/26/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective February 1, 2008, the total administration fees for the International Core Fund Class A, B and C will increase as follows: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Large Cap Appreciation Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

Large Cap Growth Fund
   Investor Class/27/                                   0.45%   0.44%    0.43%

Large Company Core Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/28/                                          0.50%   0.49%    0.48%
   Administrator Class                                  0.15%   0.14%    0.13%

Large Company Growth Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/29/                                          0.50%   0.49%    0.48%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

Life Stage-Aggressive Portfolio/30/
   Investor Class                                       0.50%   0.49%    0.48%

Life Stage- Conservative Portfolio/30/
   Investor Class                                       0.50%   0.49%    0.48%

Life Stage-Moderate Portfolio/30/
   Investor Class                                       0.50%   0.49%    0.48%

Liquidity Reserve Money Market Fund                     0.27%   0.26%    0.25%

Mid Cap Disciplined Fund/31/
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/32/                                   0.50%   0.49%    0.48%
--------
/27/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the special fee reduction and approved a 0.05% reduction to the Large Cap Growth Fund Investor Class, thereby aligning the class-level fees with the other Funds. As a result, effective December 1, 2007, the total administration fees will remain as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/28/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective December 1, 2007, the total administration fees for the Large Company Core Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/29/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective February 1, 2008, the total administration fees for the Large Company Growth Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/30/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective July 1, 2007, the total administration fees for each of the Life Stage Portfolios will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/31/  On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Mid Cap Disciplined Fund, which are expected to commence operations on or about July 31, 2007.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Mid Cap Growth Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/33/                                          0.50%   0.49%    0.48%

Minnesota Money Market Fund
   Class A                                              0.27%   0.26%    0.25%

Minnesota Tax-Free Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/34/                                          0.50%   0.49%    0.48%
   Administrator Class                                  0.15%   0.14%    0.13%

Moderate Balanced Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Money Market Fund
   Class A                                              0.27%   0.26%    0.25%
   Class B                                              0.27%   0.26%    0.25%
   Investor Class/35/                                   0.44%   0.43%    0.42%

Money Market Trust                                      0.17%   0.16%    0.15%

Municipal Bond Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Investor Class/36/                                   0.50%   0.49%    0.48%

Municipal Money Market Fund
   Investor Class/37/                                   0.44%   0.43%    0.42%
--------
/32/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Mid Cap Disciplined Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/33/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Mid Cap Growth Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/34/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective November 1, 2007, the total administration fees for the Minnesota Tax-Free Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/35/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective February 1, 2008, the total administration fees for the Money Market Fund Investor Class will be as follows: first 5 billion of assets 0.39%; next 5 billion of assets 0.38%; and assets over 10 billion 0.37%.
/36/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective November 1, 2007, the total administration fees for the Municipal Bond Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/37/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective July 1, 2007, the total administration fees for the Municipal Market Fund Investor Class will be as follows: first 5 billion of assets 0.39%; next 5 billion of assets 0.38%; and assets over 10 billion 0.37%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
National Limited-Term Tax-Free Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

National Tax-Free Fund Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

National Tax-Free Money Market Fund
   Class A                                              0.27%   0.26%    0.25%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Service Class                                        0.17%   0.16%    0.15%

National Tax-Free Money Market Trust                    0.17%   0.16%    0.15%

Nebraska Tax-Free Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Opportunity Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Advisor Class                                        0.33%   0.32%    0.31%
   Investor Class/38/                                   0.50%   0.49%    0.48%

Overland Express Sweep Fund                             0.27%   0.26%    0.25%

Overseas Fund
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/39/                                   0.45%   0.44%    0.43%

Prime Investment Money Market Fund
   Institutional Class                                  0.13%   0.12%    0.11%
   Service Class                                        0.17%   0.16%    0.15%

Short Duration Government Bond Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

Short-Term Bond Fund
   Advisor Class                                        0.33%   0.32%    0.31%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/40/                                   0.50%   0.49%    0.48%
--------
/38/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Opportunity Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/39/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the special fee reduction and approved a 0.05% reduction to the Overseas Fund Investor Class, thereby aligning the class-level fees with the other Funds. As a result, effective February 1, 2008, the total administration fees will remain as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/40/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective October 1, 2007, the total administration fees for the Short Term Bond Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Short-Term High Yield Bond Fund
   Advisor Class/41/                                    0.28%   0.27%    0.26%
   Investor Class/42/                                   0.45%   0.44%    0.43%

Short-Term Municipal Bond Fund
   Class C/43/                                          0.28%   0.27%    0.26%
   Investor Class/44/                                   0.45%   0.44%    0.43%

Small Cap Growth Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/45/                                          0.50%   0.49%    0.48%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

Small Cap Disciplined Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/46/                                   0.50%   0.49%    0.48%

Small Cap Opportunities Fund
   Administrator Class                                  0.15%   0.14%    0.13%

Small Cap Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/47/                                          0.50%   0.49%    0.48%
   Institutional Class/48/                              0.13%   0.12%    0.11%
--------
/41/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective October 1, 2007, the total administration fees for the Short-Term High Yield Bond Fund Advisor Class will increase as follows: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.
/42/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the special fee reduction and approved a 0.05% reduction to the Short-Term High Yield Bond Fund Investor Class, thereby aligning the class-level fees with the other Funds. As a result, effective October 1, 2007, the total administration fees will remain as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/43/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective November 1, 2007, the total administration fees for the Short-Term Municipal Bond Fund Class C will increase as follows: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.
/44/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the special fee reduction and approved a 0.05% reduction to the Short-Term Municipal Bond Fund Investor Class, thereby aligning the class-level fees with the other Funds. As a result, effective November 1, 2007, the total administration fees will remain as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/45/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Small Cap Growth Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/46/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Small Cap Disciplined Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Small Company Growth Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Small Company Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Small/Mid Cap Value Fund/49/
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/50/                                   0.50%   0.49%    0.48%

Specialized Financial Services Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%

Specialized Health Sciences Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%

Specialized Technology Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/51/                                          0.50%   0.49%    0.48%

Stable Income Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Strategic Income Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
--------
/47/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Small Cap Value Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/48/ On May 9, 2007 the Board of Trustees approved the establishment of Institutional Class shares for the Small Cap Value Fund, which are expected to commence operations on or about July 31, 2007.
/49/  On May 9, 2007 the Board of Trustees approved the establishment of
      Class A and Class C shares for the Small/Mid Cap Value Fund, which are expected to commence operations on or about July 31, 2007.
/50/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Small/Mid Cap Value Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/51/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the total administration fees for the Specialized Technology Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Strategic Small Cap Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%

Target Today Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2010 Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2015 Fund/53/
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2020 Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2025 Fund/53/
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2030 Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2035 Fund/53/
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%
--------
/52/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective July 1, 2007, the total administration fees for each Target Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/53/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Target 2040 Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2045 Fund/53/
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Target 2050 Fund/54/
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/52/                                   0.50%   0.49%    0.48%

Total Return Bond Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/55/                                          0.50%   0.49%    0.48%
   Administrator Class                                  0.15%   0.14%    0.13%
   Institutional Class                                  0.13%   0.12%    0.11%

Treasury Plus Money Market Fund
   Class A                                              0.27%   0.26%    0.25%
   Institutional Class                                  0.13%   0.12%    0.11%
   Service Class                                        0.17%   0.16%    0.15%

Ultra-Short Duration Bond Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Class Z/56/                                          0.50%   0.49%    0.48%

Ultra Short-Term Income Fund
   Administrator Class                                  0.15%   0.14%    0.13%
   Advisor Class                                        0.33%   0.32%    0.31%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/57/                                   0.50%   0.49%    0.48%
--------
/52/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective July 1, 2007, the total administration fees for each Target Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/53/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.
/54/ On November 8, 2006 the Board of Trustees approved the establishment of the Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.
/55/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective October 1, 2007, the total administration fees for the Total Return Bond Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/56/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective October 1, 2007, the total administration fees for the Ultra-Short Duration Bond Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                                          Total Breakpoint
                                                         Administration Fees
                                                      ------------------------
Funds/Classes                                         First 5B Next 5B Over 10B
-------------                                         -------- ------- --------
Ultra Short-Term Municipal Income Fund
   Advisor Class                                        0.33%   0.32%    0.31%
   Institutional Class                                  0.13%   0.12%    0.11%
   Investor Class/58/                                   0.50%   0.49%    0.48%

U.S. Value Fund/59/
   Class A                                              0.28%   0.27%    0.26%
   Class B                                              0.28%   0.27%    0.26%
   Class C                                              0.28%   0.27%    0.26%
   Class Z/60/                                          0.45%   0.44%    0.43%
   Administrator Class                                  0.15%   0.14%    0.13%

Value Fund
   Class A                                              0.33%   0.32%    0.31%
   Class B                                              0.33%   0.32%    0.31%
   Class C                                              0.33%   0.32%    0.31%
   Investor Class/61/                                   0.50%   0.49%    0.48%
   Administrator Class                                  0.15%   0.14%    0.13%

WealthBuilder Conservative Allocation Portfolio         0.33%   0.32%    0.31%

WealthBuilder Equity Portfolio                          0.33%   0.32%    0.31%

WealthBuilder Growth Allocation Portfolio               0.33%   0.32%    0.31%

WealthBuilder Growth Balanced Portfolio                 0.33%   0.32%    0.31%

WealthBuilder Moderate Balanced Portfolio               0.33%   0.32%    0.31%

WealthBuilder Tactical Equity Portfolio                 0.33%   0.32%    0.31%

Wisconsin Tax-Free Fund
   Class C                                              0.33%   0.32%    0.31%
   Investor Class/62/                                   0.50%   0.49%    0.48%

100% Treasury Money Market Fund
   Class A                                              0.27%   0.26%    0.25%
   Service Class                                        0.17%   0.16%    0.15%
--------
/57/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective October 1, 2007, the total administration fees for the Ultra Short-Term Income Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/58/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective November 1, 2007, the total administration fees for the Ultra Short-Term Municipal Income Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/59/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the fee reduction, thereby aligning the class-level fees with the other Funds. Effective December 1, 2007, the total administration fees for the U.S. Value Fund Class A, B and C will increase as follows: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.
/60/ Effective April 11, 2005, Funds Management committed to special fee reductions for two years for certain Strong Funds. On March 30, 2007, the Board of Trustees approved removing the special fee reduction and approved a 0.05% reduction to the U.S. Value Fund Class Z, thereby aligning the class-level fees with the other Funds. As a result, effective December 1, 2007, the total administration fees will remain as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/61/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective December 1, 2007, the total administration fees for the Value Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.
/62/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective November 1, 2007, the total administration fees for the Wisconsin Tax-Free Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

Most recent annual approval by the Board of Trustees: March 30, 2007 Schedule A to Appendix A amended: May 9, 2007

   The foregoing fee schedule is agreed to as of May 9, 2007 and shall remain in effect until changed in writing by the parties.

                                         WELLS FARGO FUNDS TRUST

                                         By: /s/ C. David Messman
                                             ----------------------------------
                                             C. David Messman
                                             Secretary

                                         WELLS FARGO FUNDS MANAGEMENT, LLC

                                         By: /s/ Andrew Owen
                                             ----------------------------------
                                             Andrew Owen
                                             Executive Vice President